SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date or earliest event reported) Septmber 29, 2002

                         UNIROYAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State of other jurisdiction of incorporation)



         0-20686                    65-0341868
(Commission File Number)   (IRS Employer Identification No.)



602 Sarasota Quay
Sarasota, Florida                                           34236
--------------------------------------                    ---------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (941) 362-1808
                                                   --------------


         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
                  As reported in the Company's Current Report on Form 8-K filed on August 27, 2003, Uniroyal Technology Corporation and all of its fourteen subsidiaries (collectively, the "Debtors") filed for reorganization under the United States Bankruptcy Code with the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on August 25, 2002.

                  The Debtors filed with the Bankruptcy Court their required consolidated Monthly Operating Report for the months of September 2002, October 2002 and November 2002 in a form prescribed by the office of the United States Trustee of the Department of Justice for the District of Delaware. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report required to be filed with the Bankruptcy Court.



Item 7.  Exhibits



         99.1 Monthly Operating Report filed with the Bankruptcy Court for the Month of September 2002.

         99.2 Monthly Operating Report filed with the Bankruptcy Court for the Month of October 2002.

         99.3 Monthly Operating Report filed with the Bankruptcy Court for the Month of November 2002.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         UNIROYAL TECHNOLOGY CORPORATION




Date:  January ___, 2003           By:  /s/ George J. Zulanas, Jr.
                                      ----------------------------
                                      George J. Zulanas, Jr., Executive Vice
                                      President,  Treasurer and Chief Financial
                                      Officer